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                                                                    EXHIBIT 23.1

                        [LETTERHEAD OF ARTHUR ANDERSEN]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report and to all references to our firm included in or made a part of this Registration Statement on Form S-8.



                                              /s/ ARTHUR ANDERSEN LLP
                                              -----------------------------
                                              ARTHUR ANDERSEN LLP


Los Angeles, California
May 23, 1997